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ANNUITY APPLICATION                                              AMERICAN FOUNDATION LIFE INSURANCE COMPANY
                                                                 P.O. BOX 10648 BIRMINGHAM, ALABAMA 35202-0648
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PARTICIPANT   NAME, STREET, CITY, STATE, ZIP CODE

                                                                 / /  Male    Birthdate (MO./DAY/YR.)      /     /

                                                                 / /  Female  Tax ID/Social Security No.   -     -

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JOINT PARTICIPANT  (IF ANY)  NAME, STREET, CITY, STATE, ZIP CODE

                                                                 / /  Male    Birthdate (MO./DAY/YR.)      /     /

                                                                 / /  Female  Tax ID/Social Security No.   -     -

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ANNUITANT (IF OTHER THAN OWNER) NAME, STREET, CITY, STATE, ZIP CODE

                                                                 / /  Male    Birthdate (MO./DAY/YR.)      /     /

                                                                 / /  Female  Tax ID/Social Security No.   -     -

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PRIMARY BENEFICIARY NAME, RELATIONSHIP & PERCENTAGE              PLAN TYPE - Check Only One  (SEE INSTRUCTIONS ON BACK.)

                                                                 / /  NON-QUALIFIED        / /  IRA TRANSFER
                                                                 / /  1035 EXCHANGE        / /  IRA ROLLOVER
Tax ID/Social Security No.    -  -                               / /  ________________     / /  IRA DIRECT ROLLOVER
-------------------------------------------------------          / /  ________________     / /  TSA Direct Rollover
CONTINGENT BENEFICIARY NAME, RELATIONSHIP & PERCENTAGE

                                                                 REPLACEMENT:  Will this annuity change or replace any existing
                                                                 life insurance or annuity?  / / Yes   / / No  If yes, indicate
Tax ID/Social Security No.    -  -                               company name and policy # in Special Remarks section on back.

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TOTAL ANNUITY PREMIUM  $_______________________

GUARANTEED PERIOD:
  3 YR. $_______________  5 YR. $_______________  7 YR. $_______________  10 YR. $_______________  _______ YR.    $_______________
                                                                                                   (OTHER)

 / /   I AUTHORIZE AMERICAN FOUNDATION TO AUTOMATICALLY TRANSFER EACH GUARANTEED PERIOD(S) AT RENEWAL TO THE ________ GUARANTEED
       PERIOD.  IF THE GUARANTEED PERIOD IS NOT AVAILABLE DUE TO MY AGE, I ELECT TO RENEW TO THE LONGEST GUARANTEED PERIOD
       AVAILABLE.  I MAY CHANGE MY  ELECTION AT ANY TIME PRIOR TO THE EXPIRATION OF ANY CURRENT GUARANTEED PERIOD.

RATE LOCK:  AVAILABLE FOR 1035 EXCHANGES, DIRECT TRANSFERS AND DIRECT ROLLOVERS. SEE INFORMATION ON BACK.
            / /  YES, PLEASE LOCK-IN MY RATE FOR 60 DAYS.  THE ESTIMATED AMOUNT OF MY EXCHANGE/TRANSFER IS $_____________.
            / /  NO, PLEASE GIVE ME THE RATE IN EFFECT WHEN MY MONEY IS RECEIVED AT AMERICAN FOUNDATION.

OTHER AMERICAN FOUNDATION ANNUITIES:
Have you purchased other American Foundation Annuities this calendar year?   / / Yes      / / No

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AUTHORIZATION AND ACKNOWLEDGMENT:  I  declare to the best of my knowledge that all of the answers herein are  complete and true.
I agree this Application shall be part of my  Contract and that if this Application is declined, the Company will have no liability
except to return the Annuity Premium.  I HAVE RECEIVED A COPY OF THE CURRENT PROSPECTUS.    / / YES      / / NO

SIGNED AT:_______________________________________________________________   DATE: ___________________________________
                                   (CITY, STATE)                                            (MO./DAY/YR.)

SIGNATURE OF                                               SIGNATURE OF
PARTICIPANT_______________________________________________ JOINT PARTICIPANT________________________________________________________

SIGNATURE OF
ANNUITANT: (IF OTHER THAN PARTICIPANT)_________________________________________ Witness:____________________________________________

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AF-2004                                                                                                                         7/97

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SPECIAL REMARKS:








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                                                           AGENT REPORT


TO THE BEST OF MY KNOWLEDGE AND BELIEF, THE ANNUITY BEING APPLIED FOR  / / DOES  / / DOES NOT  REPLACE OR CHANGE ANY OTHER ANNUITY
OR INSURANCE.

AGENT'S                                                          PRINT
SIGNATURE:______________________________________________________ AGENT NAME:_______________________________________________________

                                                                 AMERICAN FOUNDATION
BROKER/DEALER NAME (IF APPLICABLE)______________________________ Agent Number:_____________________________________________________

Branch:_________________________________________________________ Phone No:_________________________________________________________

Client Account No. (IF APPLICABLE)______________________________

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                                            IMPORTANT INFORMATION REGARDING RATE LOCK

IF "YES" IS SELECTED, AND THE MONEY IS RECEIVED WITHIN 60 DAYS FROM THE DATE THE APPLICATION IS RECEIVED, you will receive the rate in effect on that date, regardless of whether the rate goes up or down.  If the money is received after the 60 day period, you will receive the rate in effect on the date the money is received by American Foundation.

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                                                    EXPLANATION OF PLAN TYPES

NON-QUALIFIED        - Money which did not originate in an IRA, TSA, Pension, Profit Sharing, or 401K Plan.

1035 EXCHANGE        - The tax free exchange of a non-qualified annuity or life insurance contract for one issued by another insurance company.

IRA ROLLOVER         - The deposit of qualified funds originating from the distribution of proceeds from an IRA, IRA Rollover,
                       TSA, Pension, Profit Sharing, or 401K Plan.  The rollover must be made within 60 days after the distribution.
                       If taxes were withheld, out of pocket money may be added to make up the full distribution amount.

IRA TRANSFER         - The direct transfer of IRA funds originating from the distribution of assets in an IRA.  These distributions/deposits are not reported to the IRS.

DIRECT IRA ROLLOVER  - The direct rollover of qualified funds originating from the distributions of assets in a TSA, Pension,
                       Profit Sharing, or 401K plan into an IRA Rollover.  These distributions/deposits are reported to the IRS.
                       This method avoids mandatory withholding taxes.

TSA DIRECT ROLLOVER  - The direct rollover or transfer of assets distributed from a 403 (b) plan into another 403 (b) program.
                       These distributions/deposits are reported to the IRS.  This method avoids mandatory withholding taxes.

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                                                       SEND APPLICATION TO:

     REGULAR MAIL:                                                           OVERNIGHT MAIL:
     AMERICAN FOUNDATION LIFE INSURANCE COMPANY                              AMERICAN FOUNDATION LIFE INSURANCE COMPANY
     CLIENT SERVICES     3-7 IPS                                             CLIENT SERVICES   3-7 IPS
     P. O. BOX 10648                                                         2801 HIGHWAY 280 SOUTH
     BIRMINGHAM, AL  35202-0648                                              BIRMINGHAM, AL  35223

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AF-2004                                                                                                                         7/97


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